EXHIBIT 10(y)(1)
CHUBB Executive Protection Policy
Endorsement

Coverage Section: General Terms
Company: Federal Insurance Company
Effective date of this endorsement: May 31, 1997
Endorsement No. 2
To be attached to and form part of Policy Number 8125-64-60E
Issued to: Richardson Electronics, Ltd.

It is agreed that coverage is continued under this policy and that
Item 2 of the Declarations is amended in its entirety to read as follows:

Policy Period:     From 12:01 A.M. on MAY 31, 1997
                   To   12:01 A.M.    MAY 31, 1998
                   Local time at the address shown in Item 1.

All other terms and conditions remain unchanged.

                              /s/ John S. Bain
                              Authorized Representative
                              Date: July 8, 1997

Coverage Section: Executive Liability
Company: Federal Insurance Company
Effective date of this endorsement: May 31, 1997
Endorsement No. 8
To be attached to and form part of Policy No. 8125-64-60E
Issued to: Richardson Electronics, Ltd.

It is agreed that:

     1.   The following is added to this coverage section:

     Investigative Costs Coverage
     Insuring Clause 4

     The Company shall pay on behalf of the Insured Organization all Investigation Costs which such Insured Organization becomes legally obligated to pay on account of any Shareholder Derivative Demand first made during the Policy Period or, if exercised, the Extended Reporting Period, for Wrongful Act committed or attempted, by an Insured Person before or during the Policy Period.

     2. Subsection 5 Exclusions Applicable to Insuring Clauses 1 and 2, is amended by deleting the subsection heading in its entirety and inserting the following:

     Exclusions Applicable to Insuring Clauses 1, 2 and 4

     3. Subsection 8, Limit of Liability, Deductible and Coinsurance, is amended as follows:

               a.   The following is added to paragraph two:

                    The Company's maximum liability for all Investigative Costs covered under Insuring Clause 4 on account of all Shareholder Derivative Demands first made during the same Policy Period shall be $250,000. This is a sublimit which further limits and does not increase the Company's maximum liability under this coverage section as set forth in Item 2(B) of the Declarations for this coverage section.

               b.   The following is added to paragraph three:

                    No deductible account shall apply to Investigative Costs covered under Insuring Clause 4.

     4. Subsection 11, Defense and Settlement, is amended for purposes of coverage under Insuring Clause 4 by deleting the first paragraph in its entirety and inserting the following:

          Subject to this subsection, it shall be the duty of the Insured Organization and not the duty of the Company to investigate and evaluate any Shareholder Derivative Demand.

     5. Subsection 18, Definitions, is amended by adding the following:

          Investigation Costs means reasonable costs, charges, fees (including but not limited to attorneys' fees and experts' fees) and expenses (other than regular or overtime wages, salaries or fees of the directors, officers or employee of the Insured Organization) incurred by the Insured
     Organization (including its board of directors) in connection with the investigation or evaluation of any Shareholder Derivative Demand.

          Shareholder Derivative Demand means any written demand, by one or more shareholders of an Insured Organization, upon the board of the directors of such Insured Organization, to bring a civil proceeding in a court of law against any Insured
     Person for a Wrongful Act committed attempted or allegedly committed or attempted by an Insured Person before or during the Policy Period.

     6.   For purposes of coverage under Insuring Clause 4 only,
               a. all references in this coverage section to Loss or Defense Costs shall only mean Investigative Costs; and
               b. all references in this coverage section to Claim or to Claim against any Insured Person shall only mean any Shareholder Derivative Demand.

All other terms and conditions remain unchanged.

                         /s/ John S. Bain
                         Authorized Representative
                         Date: July 8, 1997

Coverage Section: Executive Liability
Company: Federal Insurance Company
Effective date of this endorsement: May 31, 1997
Endorsement No. 9
To be attached to and form part of Policy No. 8125-64-60E
Issued to: Richardson Electronics, Ltd.

It is agreed that the Deductible Amount specified in Item 4 of the Declarations is decreased as follows:

Insuring Clause 2   From: $500,000    To: $250,000

Provided, however, that the decreased deductible shall apply only to Claims first made against the Insured on or after the effective date of this endorsement.

All other terms and conditions remain unchanged:

                              /s/ John S. Bain
                              Authorized Representative
                              Date: July 8, 1997